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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 20, 2000

                              ACCRUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


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
        DELAWARE                           000-26437                   94-3238684
(State or other jurisdiction of      (Commission File Number)       (I.R.S. Employer
 incorporation or organization)                                    Identification No.)
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                               48634 Milmont Drive
                         FREMONT, CALIFORNIA 94538-7353
               (Address of principal executive offices) (Zip code)


                                 (510) 580-4500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On September 20, 2000, Accrue Software, Inc., a Delaware corporation (the "Company"), acquired Aviator Holding Corporation, a Delaware corporation ("Target") and its direct and indirect subsidiaries, including its wholly owned subsidiary Pilot Software, Inc., a Delaware corporation ("Pilot"), by the statutory merger (the "Merger") of Aviator Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), with and into Target. The Merger was accomplished pursuant to an Agreement and Plan of Merger dated as of August 24, 2000, among the Company, Merger Sub, Target, Pilot and the sole shareholder of Target (the "Merger Agreement"). As a result of the Merger, the Company became the owner of 100% of the issued and outstanding shares of Target's Common Stock in exchange for 974,273 shares of the Company's Common Stock which will be issued to the sole stockholder of Target.

     The shares issuable to Seller pursuant to the Merger Agreement will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, constitute "restricted securities" within the meaning of the Securities Act. The Company has granted certain registration rights for the shares issued in connection with the Merger.

     For accounting purposes, the Merger will be accounted for as a purchase.

     The number of shares of the Company's Common Stock to be issued to the sole shareholder of Target was determined by arm's-length negotiations among the parties.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

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

          2.1 Form of Agreement and Plan of Merger dated as of August 24, 2000, among the Company, Merger Sub, Target, the sole shareholder of Target and Pilot.

          4.1 Form of Investor Rights Agreement, dated September 20, 2000, between the Company and the sole shareholder of Target.

          20.1 Press release dated August 24, 2000 announcing the execution of the Agreement and Plan of Merger.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ACCRUE SOFTWARE, INC.



Date: September 21, 2000                By: /s/ GREGORY C. WALKER
                                           -------------------------------------
                                           Gregory C. Walker
                                           Vice President of Finance and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  2.1          Form of Agreement and Plan of Merger dated as of August 24, 2000, among the Company, Merger Sub, Target, the sole shareholder of Target and Pilot.

  4.1 Form of Investor Rights Agreement, dated September 20, 2000, between the Company and the sole shareholder of Target.

 20.1 Press Release dated August 24, 2000 announcing the execution of the Agreement and Plan of Merger.
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